Note 5. Related Party Transactions (Details) (USD $)	3 Months Ended
Feb. 28, 2008
Ms. Marina Karpilovski
Related Party Transaction, Description of Transaction	On December 20, 2007, pursuant to the terms of a subscription agreement, we sold 80,000,000 (post forward split) shares of our common stock to Ms. Marina Karpilovski, the Company's former President and a director, for cash payment to us of $1,000.
Related Party Transaction, Amounts of Transaction	$ 1,000
Mr. Michael Zazkis
Related Party Transaction, Description of Transaction	On December 20, 2007 pursuant to the terms of a subscription agreement, we sold 320,000,000 (post forward split) shares of our common stock to Mr. Michael Zazkis, the Company's former Secretary, Treasurer and a director, for cash payment to us of $4,000.
Related Party Transaction, Amounts of Transaction	$ 4,000